UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 19, 2008
IDEARC INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-32939	20-5095175
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2200 West Airfield Drive, P.O. Box 619810, D/FW Airport, Texas 75261
(Address of Principal Executive Offices)
(972) 453-7000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As previously disclosed, Idearc Inc. (the “Company”) has been subject to monitoring by the New York Stock Exchange for compliance with its continued listing standards. On November 19, 2008, the Company received written notice from NYSE Regulation Inc. (the “NYSE”) that trading in the Company’s common stock would be suspended prior to the market opening on Friday, November 21, 2008 and the NYSE was initiating the delisting process relative to its common shares. The NYSE based its determination on the “abnormally low” trading price of the Company’s common stock, which closed at $0.13 on November 18, 2008.
     On November 21, 2008, the Company issued a press release stating that its common stock is now trading over the counter under the trading symbol IDAR.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.
By:	/s/ Cody Wilbanks
Cody Wilbanks
Executive Vice President, General Counsel and Secretary

Date: November 24, 2008

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